Exhibit 99.1

Senmiao Technology Teams Up with Feiniu Transportation to Offer

Intercity Ride Sharing Services in Chengdu

CHENGDU, China, May 21, 2019/ PRNewswire/ -- Senmiao Technology Limited (“Senmiao”) (NASDAQ: AIHS), an operator of an online lending marketplace for loan facilitation, and a provider of automobile transaction and financing services in China, announced today that Sichuan Jinkailong Automobile Leasing Co., Ltd. (“Jinkailong”), a variable interest entity of Senmiao’s majority owned subsidiary, entered into a cooperation agreement (the “Agreement”) with Sichuan Feiniu Automobile Transportation Co., Ltd. (“Feiniu”), a provider of intercity passenger transportation and freight logistics services, to jointly develop an intercity long-distance carpool business in the metropolitan area of Chengdu, Sichuan, China via the ridesharing platform of Didi Chuxing Technology Co., Ltd. (“Didi”), China’s largest ridesharing platform, which offers a full range of app-based transportation options for 550 million users.

Pursuant to the Agreement, Jinkailong will be Feiniu’s exclusive partner providing transportation services in the metropolitan area of Chengdu, Sichuan Province, which has a population of over 16 million people. Such services are to be carried out through Didi’s platform pursuant to a service agreement between Feiniu and Didi.

“Today’s announcement marks yet another milestone on our journey to becoming a significant player in the automobile transaction and financing services market in Chengdu through the collaboration among Didi, Feiniu and our affiliate Jinkailong. Through this collaboration, we are seeking to take full advantage of the booming ride-sharing market in second and third-tier cities in China, like Chengdu. Based on our market research, we hope to launch up to 5,000 vehicles for intercity carpool services in Chengdu market over the next 12 months, which will potentially generate revenues up to $7.5 million for Senmiao” said Xi Wen, Chairman, Chief Executive Officer and President of Senmiao.

About Senmiao

Headquartered in Chengdu, Sichuan Province, Senmiao operates an online lending marketplace, www.ihongsen.com, which connects Chinese investors with individual and small-to-medium-sized enterprise borrowers. Senmiao also owns majority equity interest in a financial leasing company. For more information about Senmiao, please visit: http://ir.ihongsen.com/index.

Cautionary Note Regarding Forward-Looking Statements

This press release of Senmiao Technology Limited (“Senmiao” or the “Company”) contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning market of Chinese intercity carpool business, the relationship among Jinkailong, Feiniu and Didi, Senmiao’s plans, objectives, goals, strategies, and performance, as well as the assumptions such statements and other statements that are not statements of historical facts. When Senmiao uses words such as “may,” “will,” “intend,” “should,” “believe,” “expect,” “anticipate,” “project,” “estimate” or similar expressions that do not relate solely to historical matters, it is making forward-looking statements. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties that may cause actual results to differ materially from Senmiao’s expectations, including, but not limited to, risks and uncertainties relating to the following:  the risk that the anticipated growth of the Company’s intercity carpool facilitation services may not be realized; Senmiao’s future business development; product and service demand and acceptance; changes in technology; economic conditions; reputation and brand; the impact of competition and pricing; the impact of government regulations; fluctuations in general economic and business conditions in China and other risks expressed in reports filed by Senmiao with the U.S. Securities and Exchange Commission. For these reasons, among others, investors are cautioned not to place undue reliance on any forward-looking statements. Senmiao’s filings with the U.S. Securities and Exchange Commission are available for review at www.sec.gov. Senmiao undertakes no obligation to publicly revise any forward-looking statements to reflect changes in events or circumstances.

For more information, please contact:

At the Company:

Julie Zhu

Email: julie@ihongsen.com

Phone: +86-181-9085-0098

Investor Relations:

Tony Tian, CFA
Weitian Group LLC
Email: ttian@weitianco.com

Phone: +1-732-910-9692